SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):MARCH 13, 1998

                               PAN AM CORPORATION

                   9300 N.W. 36TH STREET, MIAMI, FLORIDA 33178

                                  305-873-3000

Incorporation under the laws of the                  Commission File Number                    I.R.S. Employer Identification Number

         STATE OF FLORIDA                                   0-23444                                           65-0450311
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On March 13, 1998, Pan Am Corporation, a Florida corporation (the
"Corporation"), and all of its subsidiaries that had previously not filed for bankruptcy relief, filed voluntary petitions for relief under Chapter 11, Title
II of the United States Bankruptcy Code ("Chapter 11") with the United States
Bankruptcy Court for the Southern District of Florida, Miami Division. This follows the filing of voluntary petitions under Chapter 11 on February 26, 1998 by the two major airline subsidiaries of the Corporation.

         Chapter 11 of the United States Bankruptcy Code allows debtor entities to remain as Debtors in possession of their assets and business while being subject to the supervision and orders of the Bankruptcy Court.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)      Exhibits

                 None

                                       -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  PAN AM CORPORATION

                                                  By:_______________________
                                                     John J. Ogilby, Jr.
                                                     Chief Financial Officer and
                                                     General Counsel

Dated: March 17, 1998